Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present the quarterly report of the Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2004. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28th, 2004, with the ticker symbol “LGI.”

The third quarter of 2004 marked the Fund’s first full quarter since its launch. At this still early stage in the Fund’s history, we are pleased with the performance of LGI’s investments, and are confident that the Fund is providing investors with attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager”).

Portfolio Update (September 30, 2004)

As of September 30, 2004, the Fund’s performance as measured by the Net Asset Value per share (“NAV”) continues to outperform the Morgan Stanley Capital International (MSCI®) World® Index. For the third quarter of 2004, the NAV of LGI increased by 0.8% versus a 1.0% loss for the index. Similarly, since inception (April 28, 2004) the Fund’s NAV has risen 1.6%, while the index has increased 0.8%. Shares of LGI ended the third quarter with a closing market price of $18.05, representing a 5.2% discount to the Fund’s NAV. At the quarter end, the Fund’s net assets were $182.8 million, with total leveraged assets of $267.6 million, representing 31.7% leverage.

In the June 30th Semi-Annual report, we discussed the steps that we would undertake in order to seek to reduce the 11% discount at which the Fund was trading at that time. While not out of line with the discounts of similar closed-end funds, we did, nevertheless, believe that it was inappropriate given the Fund’s attractive dividend yield and LGI’s focus on large capitalization, high-quality global companies. These steps included a campaign to inform and educate the investment community about LGI. As part of this campaign, our conference call of August 25th was focused on reviewing the Fund’s strategy and risk characteristics, discussing our market outlook, and reviewing the Fund’s highly competitive level distribution policy. This also included a discussion of our view of how the Fund may react to a rising interest rate environment. We are pleased to report that the Fund’s discount has since been significantly reduced and has recently ranged between 3% and 6%. It is important to note, however, that as a closed-end fund whose shares are traded on the NYSE, LGI’s share price is set by the forces of supply and demand and, like any other closed-end fund, the market price can be at a discount or a premium to the Fund’s NAV.

As of September 30, 2004, 65.2% of the Fund’s total leveraged assets consisted of global equities and 34.1% consisted of emerging market currency and debt instruments. The remaining 0.7% was in cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock. This represents an annualized market yield of 6.9%, based on the share price of $18.05 at the close of NYSE trading on September 30, 2004. The Fund’s first monthly dividend was paid on July 23, 2004.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach us by phone at 1-800-828-5548.

On behalf of Lazard Asset Management, we thank you for your continued support of Lazard Global Total Return & Income Fund and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Manager

Global Equity Portfolio

The Fund’s equity portfolio is invested primarily in 35 to 45 global equity securities of large, well-known global companies with strong financial productivity and attractive valuations. Examples include GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies and lawn and garden products; Nokia, the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices and media and imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports and markets oil and natural gas.

These companies are all based in developed-market regions around the world. As of September 30, 41.5% of these stocks were based in North America, 29.0% were from continental Europe (not including the U.K.), 23.2% were from the U.K., and 6.3% were from Japan. LGI is similarly well-diversified across a number of industry sectors. The top two sectors, by weight, at the end of Septem-ber 2004, were financials (30.3%), which includes banks, insurance companies, and financial services companies, and consumer staples (15.1%), a sector that includes companies that manufacture food, beverages, tobacco, and household products. Other sectors include consumer discretionary, energy, health care, industrials, information technology, and telecommunications services.

Global Equity Market Review
Global stocks slid during the first half of the third quarter, based on concerns that sharply rising oil prices would hurt corporate earnings and potentially reverse the global economic recovery. Continued lackluster job creation in the U.S. and less optimistic comments from corporate managers about future earnings also weighed on shares. However, stocks began to rally in mid-August, even as oil prices stayed stubbornly high, and finished the quarter with modest losses, in U.S.-dollar terms. From a sector perspective, returns varied widely during the quarter. Energy stocks rose nearly 10% as they directly benefited from high crude oil prices, while technology shares fell over 10% based on concerns regarding the sustainability of demand. The normally defensive consumer staples sector fell sharply, as a number of leading companies in the group reported that they were being hurt by rising oil and other commodity prices, and the inability to pass these increases on to consumers. Returns also varied widely on a regional basis. Japanese stocks fell sharply, particularly banks and retailers, and the yen weakened based on concerns that Japan’s economic recovery was slowing. However, outside of Japan, Asian stocks performed well. Most European markets managed gains, although German stocks fell modestly, and U.S. stocks were slightly behind the broad market. Weakness in the U.S. dollar versus most major currencies buoyed the non-U.S. portion of the portfolio.

What Helped and What Hurt LGI
During the quarter, the Fund benefited from stock selection in the consumer discretionary industry, driven by a retail holding that benefited from ongoing restructuring efforts. Stock selection in the technology sector also contributed positively to performance (as the overall sector declined) due to the strong balance sheets and consistent profitability of our holdings in this sector. Conversely, consumer staples were weak, as margin improvements from one holding’s restructuring efforts were less than expected, coupled with rising input costs.

While equities continue to be buffeted by a variety of factors, including high oil prices and the ever-present risk of terrorism, stocks, in our view, are more attractively valued now than earlier in the year, since stock prices have remained flat while earnings grew strongly. We feel confident that our portfolio holdings should continue to generate strong returns-on-equity, the key determinant of long-term price appreciation.

Emerging Market Currency and Debt Portfolio

The Fund also seeks enhanced income through investments in high yielding, short duration (typically, below one year) emerging market forward currency contracts and local currency debt instruments. At September 30,

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

this portfolio consisted primarily of forward currency contracts (87.5%), with a smaller allocation to sovereign debt obligations (12.5%). The average duration1 of the emerging market currency and debt portfolio was approximately 2.5 months at September 30, with an average credit rating of A.2

The Fund’s emerging market currency and debt holdings are highly diversified across, at September 30, 23 countries within Eastern Europe (35.3%), Asia (29.7%), Latin America (12.2%), the Middle East (10.4%), Africa (6.3%), and the Commonwealth of Independent States and the Baltic countries (6.1%).

Emerging Market Currency and Debt Market Review
The third quarter saw the return of a focus on fundamentals, in sharp contrast to the second quarter, which was characterized by a generalized sell off and a spike in volatility. LGI’s emerging market currency and debt portfolio was able to take full advantage of this positive development. Volatility generally trended downward, as did correlations between countries and regions. Continuing the theme of a rebound in investors’ risk appetite, which began towards the end of the second quarter, the best performing countries were those considered to be somewhat riskier, which included Brazil, Turkey, and Indonesia. The lowering of expectations of an additional rate hike in the U.S. also helped this trend. Hard commodities, such as copper and iron ore, rallied across the board, helped by news of continued strong growth in China. Crude oil ended another quarter higher on geopolitical threats. A number of countries were also upgraded by rating agencies this quarter, notably Brazil, Turkey, Thailand, India, and Romania.

What Helped and What Hurt LGI
During the third quarter, LGI’s emerging market currency and debt portfolio benefited from its relative overweight to Brazil, which was the leading contributor to performance over this time period, helped by continuing record trade numbers. The Fund’s Turkish position was a strong performer this quarter, helped by its high carry and a currency that weakened only marginally. Turkey and Brazil are both countries that have large financing needs along with a debt structure that is exposed to the U.S. dollar and interest rates. Both countries benefited from the market’s reduced expectations of interest rate hikes in the U.S. LGI’s largest regional exposure to Central and Eastern Europe benefited the portfolio, with Polish zloty (one of the larger positions) and Romanian leu once again leading the group. Indonesia rebounded from a poor second quarter performance on resolution of political uncertainty with the completion of the presidential elections. Susilo Bambang Yudhoyono, widely seen as a reform-oriented candidate, defeated incumbent Megawati Sukarnoputri, leading to a rally in the Indonesian rupiah.

While all regions posted positive contributions to return, there were very few exposures that actually detracted from performance. Thailand was the worst performing country, with its currency being hurt by successful central bank intervention to keep it weak, and with oil price concerns. The portfolio’s exposure to the Taiwanese dollar marginally detracted as well, as Taiwan’s central bank was able to resist appreciation pressures. The portfolio’s exposure to Asian currencies did not contribute materially to return this quarter, as central banks were largely successful in preventing their currencies from appreciating. We believe this is only postponing the inevitable and have taken the opportunity to add some exposure to several countries in this region. Thus, the portfolio’s Asian regional exposure has increased in the third quarter by approximately 4%, to 29.7%. The Fund did not benefit from the sharp rally in the Chilean peso, preferring to maintain its zero exposure because of the currency’s high volatility and extremely low yield.

Past performance is not indicative of future performance.
1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rate.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Total Return Information* (unaudited)
For the period ended September 30, 2004
Since
Inception**

Market Price	(8.11)%
Net Asset Value	1.59
MSCI World Index	0.76

*	All returns reflect reinvestment of distributions. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada and the United States.

Returns for period of less than one year are not annualized.
**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings (unaudited)
September 30, 2004
		Percentage of
Security	Value	Net Assets

GlaxoSmithKline PLC ADR	$7,530,306	4.12%
General Electric Co.	6,212,300	3.40
Exxon Mobil Corp.	6,195,906	3.39
HSBC Holdings PLC Sponsored ADR	6,088,740	3.33
Bank of America Corp.	5,988,206	3.28
Total SA Sponsored ADR	5,936,077	3.25
Microsoft Corp.	5,933,690	3.25
J.P. Morgan Chase & Co.	5,915,638	3.24
Johnson & Johnson	5,875,219	3.21
Barclays PLC Sponsored ADR	5,861,535	3.21

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
 September 30, 2004 (unaudited)

Description	Shares	Value

Common Stocks—95.5%
Finland—2.9%
Nokia Oyj Sponsored ADR (d)	392,000	$5,378,240

France—5.4%
Societe Generale Sponsored ADR (d)	217,900	3,856,525
Total SA Sponsored ADR	58,100	5,936,077

Total France		9,792,602

Germany—4.2%
Schering AG ADR (d)	64,000	4,016,000
Siemens AG Sponsored ADR (d)	50,600	3,729,220

Total Germany		7,745,220

Italy—2.2%
Eni SpA Sponsored ADR (d)	35,700	4,009,110

Japan—6.0%
Canon, Inc. Sponsored ADR (d)	69,000	3,254,040
Kao Corp. Sponsored ADR (d)	15,400	3,402,350
Nomura Holdings, Inc. ADR (d)	332,600	4,293,866

Total Japan		10,950,256

Netherlands—2.7%
Heineken NV ADR (c), (d)	163,750	4,929,890

Switzerland—10.3%
Credit Suisse Group
Sponsored ADR (a), (c), (d)	156,300	4,992,222
Nestle SA Sponsored ADR (c), (d)	57,400	3,286,695
Novartis AG ADR	82,800	3,864,276
Swiss Re Sponsored ADR (c)	55,200	3,176,197
UBS AG (c), (d)	51,000	3,586,830

Total Switzerland		18,906,220

United Kingdom—22.2%
Barclays PLC Sponsored ADR (d)	151,500	5,861,535
BP PLC Sponsored ADR (d)	69,600	4,004,088
Cadbury Schweppes PLC
Sponsored ADR (d)	112,700	3,483,557
Diageo PLC Sponsored ADR (c), (d)	101,100	5,098,473
GlaxoSmithKline PLC ADR (c), (d)	172,200	7,530,306
HSBC Holdings PLC
Sponsored ADR (c), (d)	76,300	6,088,740
Unilever PLC Sponsored ADR (d)	95,500	3,153,410
Vodafone Group PLC
Sponsored ADR	219,100	5,282,501

Total United Kingdom		40,502,610

United States—39.6%
Bank of America Corp. (c)	138,200	5,988,206
Citigroup, Inc. (c)	116,000	5,117,920
Exxon Mobil Corp. (c)	128,200	6,195,906
First Data Corp	84,300	3,667,050
General Electric Co. (c)	185,000	6,212,300
International Business
Machines Corp	42,600	3,652,524
J.P. Morgan Chase & Co. (c)	148,896	5,915,638
Johnson & Johnson	104,300	5,875,219
Microsoft Corp. (c)	214,600	5,933,690
Oracle Corp. (a)	477,000	5,380,560
Pfizer, Inc. (c)	103,500	3,167,100
The Coca-Cola Co. (c)	74,200	2,971,710
The Home Depot, Inc	107,600	4,217,920
United Technologies Corp	44,000	4,108,720
Wells Fargo & Co	67,000	3,995,210

Total United States		72,399,673

Total Common Stocks
(Identified cost $176,432,283)		174,613,821

See notes on pages 10 & 11.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
 September 30, 2004 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value

Foreign Government
Obligations—6.0%

Poland—2.1%
Poland Government Bond,
0.00%, 04/12/06 (f)	15,000	$3,833,068

Turkey—3.9%
Turkey Government Bonds:
0.00%, 08/24/05 (f)	100,000,000	5,439,190
0.00%, 10/05/05 (f)	30,994,512	1,640,228

Total Turkey		7,079,418

Total Foreign Government
Obligations
(Identified cost $10,073,737)		10,912,486

Structured Note—0.3%
Ghana—0.3%
Smith Barney GHC
Credit Linked Deposit,
16.98%, 11/22/04
(Identified cost $453,148)	4,186,000	451,586

	Principal
	Amount
	(000)

Short-Term
Investments—24.6%

Repurchase
Agreement—0.2%
State Street Bank and Trust Co.,
1.55%, 10/01/04
(Dated 09/30/04, collateralized
by $210,000 United States
Treasury Bond, 11.25%, 02/15/15,
with a value of $337,838)	$ 327	327,000

Collateral for Securities
on Loan—24.4%
State Street Navigator Securities
Lending Prime Portfolio,
1.64% (g), (h)	44,711	44,710,625

Total Short-Term Investments
(Identified cost $45,037,625)		45,037,625

Total Investments
(Identified cost $231,996,793) (b)	126.4%	$231,015,518
Liabilities in Excess of Cash
and Other Assets	(26.4)	(48,195,047)

Net Assets	100.0%	$182,820,471

See notes on pages 10 & 11.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
 September 30, 2004 (unaudited)

Forward Currency Contracts open at September 30, 2004:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/12/04	2,753,954	$916,000	$923,502	$7,502	$—
ARS	10/25/04	2,712,000	900,997	909,408	8,411	—
ARS	11/29/04	2,677,698	883,000	897,835	14,835	—
BRL	10/05/04	6,358,284	2,034,000	2,219,884	185,884	—
BRL	10/28/04	1,560,290	513,000	540,200	27,200	—
BRL	11/10/04	8,182,564	2,756,000	2,819,791	63,791	—
BRL	11/12/04	2,938,780	890,000	1,012,012	122,012	—
BRL	03/28/05	2,526,615	819,000	824,618	5,618	—
COP	10/25/04	2,347,520,000	896,000	896,435	435	—
CZK	10/07/04	23,775,000	899,665	934,654	34,989	—
CZK	10/27/04	23,798,374	928,000	935,194	7,194	—
HRK	11/04/04	5,873,280	950,000	959,890	9,890	—
HRK	11/30/04	14,208,890	2,286,961	2,313,334	26,373	—
HRK	02/28/05	7,735,000	1,231,100	1,247,504	16,404	—
IDR	10/07/04	204,160,000	22,000	22,288	288	—
IDR	10/12/04	28,786,560,000	3,102,000	3,142,638	40,638	—
IDR	11/08/04	204,600,000	22,000	22,336	336	—
IDR	11/09/04	28,879,620,000	3,102,000	3,152,797	50,797	—
ILS	10/05/04	574,000	126,076	128,083	2,007	—
ILS	11/05/04	708,993	158,000	157,879	—	121
ILS	05/05/05	9,476,000	2,000,000	2,085,794	85,794	—
INR	10/07/04	172,374,900	3,723,000	3,745,304	22,304	—
INR	12/03/04	32,093,620	689,000	694,551	5,551	—
KRW	10/07/04	1,553,175,000	1,350,000	1,348,299	—	1,701
KRW	12/20/04	2,638,558,800	2,294,000	2,282,646	—	11,354
MAD	10/13/04	20,395,159	2,258,000	2,294,239	36,239	—
MUR	11/10/04	27,870,000	979,958	973,172	—	6,786
MXN	10/27/04	26,163,070	2,282,791	2,283,862	1,071	—
PHP	10/12/04	147,496,800	2,640,000	2,615,947	—	24,053
PHP	12/08/04	4,701,950	83,000	82,705	—	295
PHP	12/20/04	53,248,250	935,000	934,846	—	154
PLN	10/07/04	9,646,607	2,623,000	2,742,164	119,164	—
ROL	10/04/04	101,379,000,000	3,000,000	3,052,948	52,948	—
ROL	10/12/04	49,741,351,953	1,454,808	1,492,637	37,829	—
ROL	11/04/04	99,420,480,000	2,960,000	2,953,524	—	6,476
ROL	11/08/04	29,833,736,000	872,000	884,758	12,758	—

See notes on pages 10 & 11.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
 September 30, 2004 (unaudited)

Forward Currency Contracts open at September 30, 2004 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ROL	11/26/04	32,662,900,000	$950,000	$961,221	$11,221	$—
RUB	11/23/04	61,756,760	2,102,000	2,104,835	2,835	—
RUB	12/09/04	99,543,500	3,346,000	3,387,604	41,604	—
SIT	10/06/04	259,971,250	1,295,000	1,344,867	49,867	—
SIT	10/13/04	267,348,900	1,354,914	1,382,480	27,566	—
SIT	11/08/04	667,854,920	3,364,000	3,448,438	84,438	—
SKK	10/06/04	117,075,000	3,489,048	3,627,470	138,422	—
SKK	10/18/04	76,189,883	2,335,000	2,358,741	23,741	—
SKK	10/29/04	8,385,000	257,177	259,394	2,217	—
SKK	11/08/04	6,704,986	202,000	207,323	5,323	—
THB	10/13/04	114,400,000	2,750,661	2,761,617	10,956	—
THB	10/14/04	48,287,760	1,163,000	1,165,667	2,667	—
THB	11/22/04	105,896,025	2,565,000	2,556,331	—	8,669
THB	12/20/04	4,988,830	121,059	120,444	—	615
TWD	12/16/04	61,325,720	1,823,000	1,808,795	—	14,205
ZAR	10/07/04	6,107,900	908,968	942,276	33,308	—
ZAR	10/07/04	6,049,096	908,000	933,205	25,205	—

Total Forward Currency Purchase Contracts			$82,515,183	$83,898,386	$1,457,632	$74,429

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	10/05/04	2,932,160	$980,000	$1,023,712	$—	$43,712
ILS	10/05/04	574,000	128,168	128,083	85	—
MXN	10/07/04	15,712,680	1,380,000	1,376,340	3,660	—
ROL	10/04/04	101,379,000,000	3,040,762	3,052,948	—	12,186

Total Forward Currency Sale Contracts			$5,528,930	$5,581,083	$3,745	$55,898

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,461,377	$130,327

See notes on pages 10 & 11.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
 September 30, 2004 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $231,996,793, aggregate gross unrealized appreciation was $6,895,933, aggregate gross unrealized depreciation was $7,877,208 and the net unrealized depreciation was $981,275.

(c)	Segregated security for forward currency contracts.
(d)	Security or portion thereof is out on loan.
(e)	Principal amount denominated in respective country’s currency.
(f)	Zero coupon security.
(g)	Rate shown reflects 7 day yield as of September 30, 2004.
(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviation:

ADR — American Depositary Receipt

Currency Abbreviations:

ARS	— Argentine Peso	MUR	— Mauritian Rupee
BRL	— Brazilian Real	MXN	— Mexican Peso
COP	— Colombian Peso	PHP	— Philippines Peso
CZK	— Czech Koruna	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	ROL	— Romanian Leu
HRK	— Croatian Kuna	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	SIT	— Slovenian Tolar
ILS	— Israeli Shekel	SKK	— Slovenska Koruna
INR	— Indian Rupee	THB	— Thai Baht
KRW	— South Korean Won	TWD	— New Taiwan Dollar
MAD	— Moroccan Dirham	ZAR	— South African Rand

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2004 (unaudited)

Portfolio holdings by industry:

Industry
Aerospace & Defense	2.2%
Banking	16.7
Brewery	2.7
Business Services & Supplies	2.0
Computer Software	6.2
Computers & Business Equipment	2.0
Cosmetics & Toiletries	1.9
Diversified	7.2
Drugs & Health Care	10.2
Electronics	1.8
Financial Services	10.5
Food & Beverages	8.1
Insurance	1.7
Medical Products & Services	3.2
Oil & Gas	11.0
Retail	2.3
Telecommunications	2.9
Telecommunications Equipment	2.9

Subtotal	95.5
Foreign Government Obligations	6.0
Structured Note	0.3
Repurchase Agreement	0.2
Collateral for Securities on Loan	24.4

Total Investments	126.4%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvest account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Non-Interested Directors:
John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York,
an advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts
Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Independent Bank, Memphis; Director, Colonial
Williamsburg Co.; Former Chief Executive Officer and Chairman,
RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.

Interested Directors:
Charles Carroll (44)	President and	Managing Director and Deputy Chairman of Global Marketing
	Director	of the Investment Manager.
Norman Eig (63)	Chairman of	Chairman of the Investment Manager since March 2004; previ-
	the Board	ously Co-Chief Executive Officer of the Investment Manager and
Member of the Management Committee of Lazard Frères & Co.
LLC.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (31)	Secretary	Managing Director and General Counsel of the Investment
Manager; from September 1997 to October 2000, an Associate at
Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October 2002, Vice President, Law & Regulation at J. & W.
Seligman & Co.

David Kurzweil (29)	Assistant Secretary	Counsel of Investment Manager since February 2003; from August
1999 to January 2003, an associate at Kirkpatrick & Lockhart LLP, a law firm.

John Blevins (39)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager since 2000; Director of Compliance for
North America, Citi Asset Management Group from 1999 to
2000; Global Director of Compliance for AIG Global Investment
Group, Inc. from 1993 to 1999; Chief Compliance Officer for
AIG Equity Sales Corp. from 1993 to 1999.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
EquiServe, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD ASSET MANAGEMENT

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com

Lazard Global Total Return & Income Fund, Inc. Third Quarter Report S E P T E M B E R 3 0 , 2 0 0 4

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

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